SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): December 31, 2002

          Onyx Acceptance Grantor Trust 2002-D
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-51636                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900

Item 5.  Other Events

On behalf of the Onyx Acceptance Owner Trust 2002-C, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of October 1, 2002 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust (Delaware) as Owner Trustee and The Chase Manhattan Bank as Trust Agent, the registrant has caused to be filed with the Commission, the December 2002 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Owner Trust 2002-D and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2002-D for the month of December 2002.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         /s/ DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President


Exhibit 19

Onyx Acceptance Owner Trust 2002_D

            1.74% Class A-1 Auto Loan Backed Notes        $80,000,000
            1.95% Class A-2 Auto Loan Backed Notes       $119,000,000
            2.47% Class A-3 Auto Loan Backed Notes       $128,000,000
            3.10% Class A-4 Auto Loan Backed Notes       $123,000,000
              N/A Class B Auto Loan Backed Notes                   $0                                                 30-Aug-00

                  Total Securities Issued                $450,000,000

Collection Period Beginning on:                            12/01/2002
Collection Period Ending on:                               12/31/2002
Distribution Date:                                         01/15/2003

                1 Original Pool Balance of underlying Contracts                                                 $450,000,000.00
               1a Subsequent Contracts                                                                           $66,763,780.58
               1b Original Prefunded Amount                                                                     $200,360,515.29
                2 Collection Period Beginning Pool Balance of underlying Contracts                              $358,164,854.10
                3 Securities Balance : Beginning                                                                $427,162,388.42


                  Net Collections for the Collection Period
                4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                          $18,164,691.72
                5 Full Prepayments through first 5 business days of current month (Precompute only)                   25,640.97
               5a Full Prepayments through first 5 business days of current month (Simple interest  only)          1,284,772.73
                6 Full Prepayments included in Prior Collection Period (Precompute only)                              23,541.82
               6a Full Prepayments included in Prior Collection Period (Simple Interest only)                      1,282,387.11
                7 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                            36,608.10
                8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                      0.00
                9 Capitalized Interest Amount                                                                        121,619.24
               10 Net Liquidation Proceeds on Defaulted Contracts                                                          0.00
               11 Net Liquidation Proceeds first 5 business days of current month                                          0.00
               12 Net Liquidation Proceeds included in Prior Collection Period                                             0.00
               13 Net Insurance Proceeds                                                                                   0.00
               14 Net Insurance Proceeds first 5 business days of current month                                            0.00
               15 Net Insurance Proceeds included in Prior Collection Period                                               0.00
               16 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                          0.00
               17 Reinvestment earnings on Funds in Collection Acct (ccma acct #012958)                               10,313.19
              17a Prepayment Amount (Final Funding Period Distribution Date only) (236)                                    0.00
              17b Investment earnings on funds in Prefunding Account                                                  23,275.55
               18 Net Collections                                                                                $18,287,776.37

                  Computation of Regular Principal Distributable Amount
               19 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                       343,556.30
               20 Principal Collected: Payments only - Simple Interest contracts                                   6,325,862.44
               21 Principal Collected: Full Prepayments - S.I. thru month-end                                      6,477,577.76
               22 Full Prepayments through first 5 business days of current month: Simple Interest only            1,284,772.73
               23 Full Prepayments: Precompute only thru month end                                                   145,212.27
               24 Full Prepayments through first 5 business days of current month: Precompute only                    25,640.97
               25 Defaulted Contracts  (Liquidated Proceeds received)                                                      0.00
               26 Defaulted Contracts  thru 1st 5 business days of current month                                           0.00
               27 Defaulted Contracts  (4 or more periods.)                                                                0.00
               28 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                0.00
               29 Repurchased Contracts                                                                                    0.00

               30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                                    $14,602,622.47
              30a Subsequent Contracts sold to Trust during related Collection Period                                     $0.00
              30b Prefunded Contracts sold to Trust during related Collection Period                             $68,997,536.47

               31 Collection Period Ending Pool Balance of underlying Contracts                                 $412,559,768.10
               32 Collection Period Ending Pool Balance as a percent of Original Pool Balance                            91.68%

               33 Accelerated Principal Target Level                                                                        N/A
               34 Accelerated Principal Distributable Amount                                                              $0.00

                  Calculation of Class A Note Interest Distributable Amount
                  Class A Note Interest Accrual Period begins
                  Class A Note Interest Accrual Period ends

               35 Class A-1 Notes:   Outstanding Principal Amount                                                $57,162,388.42

               36 Class A-1 Note Interest Carryover Shortfall                                                             $0.00
               37 Class A-1 Note Interest Accrual over Interest Accrual Period                                       $82,885.46

               38 Class A-1 Note Interest Distributable Amount (36 + 37)                                             $82,885.46

               39 Class A-2 Notes:   Outstanding Principal Amount                                               $119,000,000.00

               40 Class A-2 Note Interest Carryover Shortfall                                                             $0.00
               41 Class A-2 Note Interest Accrual over Interest Accrual Period                                      $193,375.00

               42 Class A-2 Note Interest Distributable Amount (40 + 41)                                            $193,375.00

               43 Class A-3 Notes:   Outstanding Principal Amount                                               $128,000,000.00

               44 Class A-3 Note Interest Carryover Shortfall                                                             $0.00
               45 Class A-3 Note Interest Accrual over Interest Accrual Period                                      $263,466.67

               46 Class A-3 Note Interest Distributable Amount (44 + 45)                                            $263,466.67

               47 Class A-4 Notes:   Outstanding Principal Amount                                               $123,000,000.00

               48 Class A-4 Note Interest Carryover Shortfall                                                             $0.00
               49 Class A-4 Note Interest Accrual over Interest Accrual Period                                      $317,750.00

               50 Class A-4 Note Interest Distributable Amount (48 + 49)                                            $317,750.00

               51 Class A Note Interest Distributable Amount                                                        $857,477.13

                  Calculation of Class A Note Principal Distributable Amount
               52 Class A-1 Note original outstanding principal amount                                           $80,000,000.00
               53 Class A-1 Note outstanding principal amount: Beginning  (35)                                   $57,162,388.42
               54 Class A-1 Note Principal Carryover Shortfall                                                            $0.00
               55 Class A-1 Note Percentage                                                                                100%
               56 Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount                 $14,602,622.47
               57 Class A-1 Note Accelerated Principal Distributable Amount                                               $0.00
               58 Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                                   $14,602,622.47

               59 Class A-1 Note outstanding principal amount: Ending (53 - 58)                                  $42,559,765.95
               60 Class A-1 Note Pool Factor  (59 / 52)                                                                0.531997

               61 Class A-2 Note original outstanding principal amount                                          $119,000,000.00
               62 Class A-2 Note outstanding principal amount: Beginning (39)                                   $119,000,000.00
               63 Class A-2 Note Principal Carryover Shortfall                                                            $0.00
               64 Class A-2 Note Percentage                                                                                  0%
               65 Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount                          $0.00
               66 Class A-2 Note Accelerated Principal Distributable Amount                                               $0.00
               67 Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                            $0.00

               68 Class A-2 Note outstanding principal amount: Ending (62 - 67)                                 $119,000,000.00
               69 Class A-2 Note Pool Factor (68 / 61)                                                                 1.000000

               70 Class A-3 Note original outstanding principal amount                                          $128,000,000.00
               71 Class A-3 Note outstanding principal amount: Beginning (43)                                   $128,000,000.00
               72 Class A-3 Note Principal Carryover Shortfall                                                            $0.00
               73 Class A-3 Note Percentage                                                                                  0%
               74 Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount                          $0.00
               75 Class A-3 Note Accelerated Principal Distributable Amount                                               $0.00
               76 Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                            $0.00

               77 Class A-3 Note outstanding principal amount: Ending (71 - 76)                                 $128,000,000.00
               78 Class A-3 Note Pool Factor (77 / 70)                                                                 1.000000

               79 Class A-4 Note original outstanding principal amount                                          $123,000,000.00
               80 Class A-4 Note outstanding principal amount: Beginning (47)                                   $123,000,000.00
               81 Class A-4 Note Principal Carryover Shortfall                                                            $0.00
               82 Class A-4 Note Percentage                                                                                  0%
               83 Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount                          $0.00
               84 Class A-4 Note Accelerated Principal Distributable Amount                                               $0.00
               85 Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                            $0.00

               86 Class A-4 Note outstanding principal amount: Ending (80 - 85)                                 $123,000,000.00
               87 Class A-4 Note Pool Factor (86 / 79)                                                                 1.000000

               88 Class A Note Principal Distributable Amount - Total all Class A Notes                          $14,602,622.47
               89 Class A Note outstanding principal amount - Total all Class A Notes: Ending                   $412,559,765.95
               90 Accelerated Principal Distributable Amount                                                              $0.00
               91 Class A Note Distributable Amount - Total all Class A Notes                                    $15,460,099.60

               92 Memo: Class A Note Principal Carryover Shortfall                                                        $0.00

                  Calculation of Class B Note Interest Distributable Amount
               93 Class B Note Interest Accrual Period begins
               94 Class B Note Interest Accrual Period ends

               95 Class B Note Balance as of immediately preceding Distribution Date                                      $0.00

               96 Class B Note Interest Carryover Shortfall                                                               $0.00
               97 Class B Note Interest Accrual over Interest Accrual Period @                                            $0.00

               98 Class B Note Interest Distributable Amount (96 + 97)                                                    $0.00

                  Calculation of Class B Note Principal Distributable Amount
               99 Original Class B Note Balance                                                                           $0.00
              100 Class B Note Balance: Beginning (95)                                                                    $0.00
              101 Class B Note Principal Carryover Shortfall                                                              $0.00
              102 Class B Note Percentage                                                                                    0%
              103 Class B Note Percentage multiplied by Regular Principal Distributable Amount                            $0.00
              104 Class B Note Principal Distributable Amount (101 + 103)                                                 $0.00

              105 Class B Note Balance: Ending (100 - 104)                                                                $0.00
              106 Class B Note Pool Factor (105 / 99)                                                                  0.000000

              107 Class B Note Distributable Amount  (Principal & Interest) (98 + 104)                                    $0.00

              108 Securities Balance  - Beginning                                                               $427,162,388.42
              109 Principal Distribution Amount                                                                  $14,602,622.47
              110 Securities Balance  - Ending                                                                  $412,559,765.95

                  Calculation of Total Distribution Amount
              111 Interest Distribution Amount                                                                      $857,477.13
              112 Principal Distribution Amount                                                                  $14,602,622.47
              113 Total Distribution Amount                                                                      $15,460,099.60

                  NET COLLECTIONS PAYOUT ALLOCATION OF TOTAL DISTRIBUTION AMOUNT

              114 Reinvestment Earnings on Funds in Collection Acct                                                  $10,313.19
              115 Servicing Fee Paid this Period to Servicer                                                        $298,470.71

                  Note Interest Paid Calculation
              116 Class A-1 Note Interest Carryover Shortfall (Beginning)                                                 $0.00
              117 Interest Due on Above Beginning Shortfall                                                               $0.00
              118 Class A-1 Note Interest Distributable Amount                                                       $82,885.46
              119 Class A-1 Note Interest Paid this Period                                                           $82,885.46
              120 Class A-1 Note Interest Carryover Shortfall (Ending)                                                    $0.00

              121 Class A-2 Note Interest Carryover Shortfall (Beginning)                                                 $0.00
              122 Interest Due on Above Beginning Shortfall                                                               $0.00
              123 Class A-2 Note Interest Distributable Amount                                                      $193,375.00
              124 Class A-2 Note Interest Paid this Period                                                          $193,375.00
              125 Class A-2 Note Interest Carryover Shortfall (Ending)                                                    $0.00

              126 Class A-3 Note Interest Carryover Shortfall (Beginning)                                                 $0.00
              127 Interest Due on Above Beginning Shortfall                                                               $0.00
              128 Class A-3 Note Interest Distributable Amount                                                      $263,466.67
              129 Class A-3 Note Interest Paid this Period                                                          $263,466.67
              130 Class A-3 Note Interest Carryover Shortfall (Ending)                                                    $0.00

              131 Class A-4 Note Interest Carryover Shortfall (Beginning)                                                 $0.00
              132 Interest Due on Above Beginning Shortfall                                                               $0.00
              133 Class A-4 Note Interest Distributable Amount                                                      $317,750.00
              134 Class A-4 Note Interest Paid this Period                                                          $317,750.00
              135 Class A-4 Note Interest Carryover Shortfall (Ending)                                                    $0.00

              136 Class A Note Interest Carryover Shortfall (Beginning)                                                   $0.00
              137 Interest Due on Above Beginning Shortfall                                                               $0.00
              138 Class A Note Interest Distributable Amount                                                        $857,477.13
              139 Class A Note Interest Paid this Period                                                            $857,477.13
              140 Class A Note Interest Carryover Shortfall (Ending)                                                      $0.00

                  Class B Note Interest Paid Calculation
              141 Class B Note Interest Carryover Shortfall (Beginning)                                                   $0.00
              142 Interest Due on Above Beginning Shortfall                                                               $0.00
              143 Class B Note Interest Distributable Amount                                                              $0.00
              144 Class B Note Interest Paid this Period                                                                  $0.00
              145 Class B Note Interest Carryover Shortfall (Ending)                                                      $0.00

                  Class A Note Principal Paid Calculation
              146 Class A-1 Note Principal Carryover Shortfall (Beginning)                                                $0.00
              147 Class A-1 Note Principal Distributable Amount                                                  $14,602,622.47
              148 Class A-1 Note Principal Paid this Period                                                      $14,602,622.47
              149 Class A-1 Note Principal Carryover Shortfall (Ending)                                                   $0.00

              150 Class A-2 Note Principal Carryover Shortfall (Beginning)                                                $0.00
              151 Class A-2 Note Principal Distributable Amount                                                           $0.00
              152 Class A-2 Note Principal Paid this Period                                                               $0.00
              153 Class A-2 Note Principal Carryover Shortfall (Ending)                                                   $0.00

              154 Class A-3 Note Principal Carryover Shortfall (Beginning)                                                $0.00
              155 Class A-3 Note Principal Distributable Amount                                                           $0.00
              156 Class A-3 Note Principal Paid this Period                                                               $0.00
              157 Class A-3 Note Principal Carryover Shortfall (Ending)                                                   $0.00

              158 Class A-4 Note Principal Carryover Shortfall (Beginning)                                                $0.00
              159 Class A-4 Note Principal Distributable Amount                                                           $0.00
              160 Class A-4 Note Principal Paid this Period                                                               $0.00
              161 Class A-4 Note Principal Carryover Shortfall (Ending)                                                   $0.00

              162 Class A Note Principal Carryover Shortfall (Beginning)                                                  $0.00
              163 Class A Note Principal Distributable Amount                                                    $14,602,622.47
              164 Class A Note Principal Paid this Period                                                        $14,602,622.47
              165 Class A Note Principal Carryover Shortfall (Ending)                                                     $0.00

                  Class B Note Principal Paid Calculation
              166 Class B Note Principal Carryover Shortfall (Beginning)                                                  $0.00
              167 Class B Note Principal Distributable Amount                                                             $0.00
              168 Class B Note Principal Paid this Period                                                                 $0.00
              169 Class B Note Principal Carryover Shortfall (Ending)                                                     $0.00

                  Summary of Distributions Paid from Net Collections this Period
              170 Reinvestment Earnings on Funds in Collection Account Payable to Servicer                           $10,313.19
              171 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)                            $298,470.71
              172 Class A Note Interest Distributable Amount Paid this Period                                        857,477.13
              173 Class B Note Interest Distributable Amount Paid this Period                                              0.00
              174 Class A Note Principal Distributable Amount Paid this Period                                   $14,602,622.47
              175 Class B Note Principal Distributable Amount Paid this Period                                            $0.00
              176 Surety Fee Payable to Insurer                                                                       66,210.17
              177 Reinsurance Fee Payable to Insurer                                                                  21,312.50

              178 Total Distributions from Collection Account                                                    $15,856,406.17

              179 Total Excess Spread Available for Deposit to Spread Account                                     $2,431,370.20

                  SPREAD ACCOUNT RECONCILIATION
              180 Initial Deposit                                                                                         $0.00
              181 Deposits to Spread Account Prior Collection Periods                                             $3,125,081.82
              182 Deposit to Spread Account this Collection Period                                                $2,431,370.20
              183 Reinvestment Earnings on Funds in Spread Acct                                                       $2,427.59
              184 Draws from Spread Account Prior Periods                                                                 $0.00

              185 Spread Account Balance                                                                          $5,558,879.61

              186 Required Spread Account Balance                                                                $11,627,988.30
             186a Required Spread Account Cash Balance                                                           $11,627,988.30
              187 Draws from Spread Account this Collection Period                                                        $0.00
              188 Spread Account Balance net of Draws this Collection Period                                      $5,558,879.61

                  Delinquency Statistics
              189 Number of Accts Delinquent 30 - 59 Days                                                                   133
              190 Number of Accts Delinquent 60 - 89 Days                                                                    29
              191 Number of Accts Deliquent 90 Days and Over                                                                 11
              192 Total Number of Delinquent Accounts 30 Days and Over                                                      173

              193 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                   $1,195,283
              194 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                   $324,089
              195 Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                $95,501
              196 Total Aggregate Net Outstanding Balance of Delinquent Loans                                        $1,614,873

              197 Policy Claim Amount                                                                                     $0.00
              198 Deposit Coverage Amount (Reinsurance)                                                           $9,000,000.00
                  Memo:  Deposit Coverage Amount + Spread Account Cash Balance                                   $14,558,879.61
                  Repossession Statistics
              199 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                       7
              200 Number of Accounts Repossessed During Collection Period                                                    17
              201 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                       3
              202 Number of Accounts in Repo Inventory @ End of Collection Period                                            21

              203 Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period            $119,509.06
              204 Net Outstanding Balance of Accounts Repossessed During Month                                       256,570.47
              205 Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                            73,645.62
              206 Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period                  $302,433.91

                  Accounts Outstanding Statistics
              207 Original Accounts Outstanding - Initial + Subsequent                                                   18,808
             207a Original Accounts Outstanding - Prefunded as of End of Collection Period                               13,173
              208 Remaining Number of Accounts Outstanding @  End of Collection Period                                   30,181

                  Calculation of Net Yield
              209 Interest Collected on Contracts                                                                  3,651,565.16
              210 Interest Collected on Contracts - Prior Collection Period                                        2,983,307.10
              211 Interest Collected on Contracts - Two Collection Periods Ago                                     1,926,208.53
              212 Liquidated Contract Balances (less Liquidation proceeds)                                                 0.00
              213 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                       0.00
              214 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                    0.00
              215 Interest Paid to Securityholders  (111)                                                            857,477.13
              216 Interest Paid to Securityholders - Prior Collection Period                                         879,194.93
              217 Interest Paid to Securityholders - Two Collection Periods Ago                                      686,653.61
              218 Servicing Fees Paid to Servicer  (171)                                                            $298,470.71
              219 Servicing Fees Paid to Servicer -  Prior Collection Period                                        $199,543.80
              220 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                      $152,396.42
              221 Ending Pool Balance  (31)                                                                     $412,559,768.10
              222 Ending Pool Balance - Prior Collection Period                                                 $358,164,854.10
              223 Ending Pool Balance - Two Collection Periods Ago                                              $239,452,560.40

              224      Net Yield                                                                                          6.52%

                  A.P.R. Statistics
              225 Original Dollar Weighted A.P.R. of Initial + Subsequent Contracts only                                 10.10%
             225a Original Dollar Weighted A.P.R. of Prefunded Contracts only                                             9.93%
              226 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                  10.06%


                  Credit Loss Statistics
              227 Gross Credit Losses during Collection Period  (25 + 26 + 27 + 28))                                      $0.00
              228 Recoveries during Collection Period  (10+11-12)                                                          0.00

              229 Net Credit Losses during Collection Period   (227 - 228)                                                $0.00

              230 Cumulative Net Credit Losses                                                                            $0.00
              231 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (230  /  1)                   0.00%
              232 Memo:  Cram Down Losses                                                                                 $0.00
                                                                                                                          $0.00
              233 Remaining Weighted Average Maturity (Months)                                                             56.8

                  Calculation of Remaining Prefunded Amount
              234 Prefunded Amount at Beginning of Collection Period                                             $68,997,534.32
              235 Prefunded Contracts sold to Trust during related Collection Period (30b)                       $68,997,536.47
              236 Prepayment Amount Released to Collection Account to be Paid to A1 Noteholders                           $0.00
              237 Remaining Prefunded Amount (234-235-236)                                                                $0.00

                  Calculation of Capitalized Interest Amount
              238 Class A&B Note Interest Distributable Amt allocable to Prefunded Acct balance                     $131,475.13
              239 Portions of Insurance Premium allocable to Prefunded Acct balance                                  $13,419.66
              240 Earnings on investment of funds in Prefunding Account                                              $23,275.55
              241 Capitalized Interest Amount  to be withdrawn from Capitalized Interest Acct                       $121,619.24

                  Calculation of Maximum Capitalized Interest Amount
              242 Portions of Class A&B Note Interest Distributable Amt allocable to Prefunded Acct balance         $128,544.00
              243 Insurance Premium allocable to Prefunded Acct balance                                              $10,131.60
              244 Earnings on Prefunded Amount at Beginning of Collection Period @ 2.5% thru Nov 15                  $73,250.81
              245 Maximum Capitalized Interest Amount                                                                $65,424.79

                  Calculation of Capitalized Interest Account Balance
              246 Initial Capitalized Interest Amount                                                               $712,203.96
              247 Withdrawals from Capitalized Interest Account in Current Collection Period (241 + 254)            $121,619.24
              248 Withdrawals and Releases from Capitalized Interest  in Prior Collection Periods (241)             $501,833.81
              249 Earnings on Capitalized Interest Account this Collection Period                                       $358.18
              250 Earnings on Capitalized Interest Account in Prior Collection Periods                                $1,037.53
              251 Capitalized Interest Account Balance (246-247-248+249+250)                                         $90,146.62

                  Calculation of Additional Funds to be Released from Capitalized Interest Account
              252 Capitalized Interest Account Balance (251)                                                         $90,146.62
              253 Maximum Capitalized Interest Amount (245)                                                          $65,424.79
              254 Release to Seller (if 252-253 > 0 only)                                                            $24,721.83

              255 Number of extensions granted in Collection period                                                       29.00
              256 Principal balance of contracts extended in Collection period                                       159,178.74

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